UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    October 20, 2005

                           SILVER RIVER VENTURES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                      000-51074               76-3078125
----------------------------         ------------            -----------------
(State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)             File Number)           Identification No.)

           19 East 200 South, Suite #1080, Salt Lake City, Utah 84111
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 322-3401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    FORM 8-K

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

     HJ & Associates, LLC ("HJ"), Certified Public Accountants, has resigned as Silver River Ventures' independent certifying accountants, effective October 20, 2005. The termination of our relationship with HJ was unanimously accepted by our board of directors on October 20, 2005.

     HJ's audit report to our financial statements for the years ended December 31, 2004 and 2003, includes a modification expressing substantial doubt as to our company's ability to continue as a going concern because we have not established an ongoing source of revenues sufficient to cover our operating costs. Our ability to continue as a going concern is dependent on obtaining adequate capital to fund future operating losses until we become profitable. The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle.

     In connection with its audit for the last two fiscal years and the interim periods until the date of termination, there have been no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of HJ, would have caused it to make reference to the subject matter of the disagreement in connection in its report on the financial statements.

     During our two most recent fiscal years and through October 20, 2005 there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv). We have provided HJ with a copy of this Form 8-K and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of the letter provided to us by HJ in response to this request is filed as Exhibit
16.1 to this Form 8-K.

     Also on October 20, 2005, our board of directors unanimously approved a resolution to engage Moore & Associates, Chartered, Certified Public Accountants, to become our new independent certifying accountants. During the two most recent fiscal years and through October 20, 2005, we have not consulted with Moore & Associates, Chartered regarding:

          (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

          (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.       Description
-----------       -----------

    16.1          Letter regarding change in certifying accountant

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SILVER RIVER VENTURES, INC.



Date:  October 24, 2005               By    /S/ GEOFF WILLIAMS
                                         ---------------------------------------
                                           Geoff Williams
                                           President and Chief Executive Officer





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